                                                                         (p)(5)

                           Wellington Management Company, llp
                           Wellington Trust Company, na
                           Wellington Management International Ltd
                           Wellington International Management Company Pte Ltd Wellington Global Investment Management Ltd

                           Code of Ethics

Message from our CEO      "The reputation of a thousand years may be determined by the conduct of one hour." Ancient Japanese Proverb

                          We have said it time and again in our Goals, Strategy and
                          Culture statement, "We exist for our clients and are driven by their needs."

                          Wellington Management's reputation is built on this principle.
                          We know that our reputation is our most valuable asset as that reputation attracts clients and promotes their trust and
                          confidence in our firm's capabilities. We entrust our clients'
                          interests and the firm's reputation every day to each Wellington
                          Management employee around the world. Each of us must take constant care that our actions fully meet our duties as fiduciaries for our clients. Our clients' interests must always come first;
                          they cannot and will not be compromised.

                          We have learned through many experiences, that when we put our clients first, we are doing the right thing. If our standards slip, or our focus wanes, we risk the loss of everything we have worked so hard to build together over the years.

                          It is important that we all remember "client, firm, person" is our most fundamental guiding principle. This high ethical standard is embodied in our Code of Ethics. The heart of the Code of
                          Ethics goes to our obligation to remain vigilant in protecting the interests of our clients above our own. We encourage you to become familiar with all facets of the Code and trust that you will embrace and comply with both the letter and the spirit of the Code.

                           Wellington Management Company, llp
                           Wellington Trust Company, na
                           Wellington Management International Ltd
                           Wellington International Management Company Pte Ltd Wellington Global Investment Management Ltd

                           Code of Ethics


Table of
Contents        Standards of Conduct                                        4
                Ethical Considerations Regarding Confidentiality            5
                Ethical Considerations Regarding Open-end Mutual Fund
                Transactions                                                5
                Policy on Personal Securities Transactions                  6
                   Covered Accounts                                         6
                   Transactions Subject to Pre-clearance and Reporting      8
                   Requesting Pre-clearance                                 8
                   Restrictions on Covered Transactions and Other
                     Restrictions                                           9
                       Blackout Periods                                     9
                       Short Term Trading                                   10
                       Securities of Brokerage Firms                        11
                       Short Sales, Options and Margin Transactions         11
                       Derivatives                                          11
                       Initial Public Offerings ("IPOs")                    12
                       Private Placements                                   12
                       ETFs and HOLDRs                                      12
                   Transactions Subject to Reporting Only                   12
                       Transactions Exempt from Pre-clearance and
                         Reporting                                          13
                Exemptive Procedure for Personal Trading                    14
                Reporting and Certification Requirements                    14
                   Initial Holdings Report                                  15
                   Duplicate Brokerage Confirmations and Statements         15
                   Duplicate Annual Statements for Wellington Managed
                     Funds                                                  16
                   Quarterly Reporting of Transactions and Brokerage
                     Accounts                                               16
                   Annual Holdings Report                                   17
                   Quarterly Certifications                                 17
                   Annual Certifications                                    18
                   Review of Reports and Additional Requests                18
                Gifts, Travel and Entertainment Opportunities and Sensitive
                Payments                                                    18
                   General Principles                                       18
                   Accepting Gifts                                          19
                   Accepting Travel and Entertainment Opportunities and
                     Tickets                                                19
                   Solicitation of Gifts, Contributions, or Sponsorships    22
                   Giving Gifts (other than Entertainment Opportunities)    22
                   Giving Entertainment Opportunities                       22
                   Sensitive Payments                                       23
                Other Activities                                            23
                Violations of the Code of Ethics                            24

                           Wellington Management Company, llp
                           Wellington Trust Company, na
                           Wellington Management International Ltd
                           Wellington International Management Company Pte Ltd Wellington Global Investment Management Ltd

                           Code of Ethics


Table of Contents         Appendix A - Approved Exchange Traded Funds
                          Appendix B - Quick Reference Table for Personal Securities
                          Transactions
                          Appendix C - Quick Reference Table for Gifts and
                          Entertainment

                           Wellington Management Company, llp
                           Wellington Trust Company, na
                           Wellington Management International Ltd
                           Wellington International Management Company Pte Ltd Wellington Global Investment Management Ltd

                           Code of Ethics


Standards of Conduct      Wellington Management Company, LLP and its affiliates
                          ("Wellington Management") have a fiduciary duty to investment company and investment counseling clients that requires each
                          Employee to act solely for the benefit of clients. As a firm and as individuals, our conduct (including our personal trading)
                          must recognize that the firm's clients always come first and that we must avoid any abuse of our positions of trust and
                          responsibility.

                          Each Employee is expected to adhere to the highest standard of professional and ethical conduct and should be sensitive to situations that may give rise to an actual conflict or the appearance of a conflict with our clients' interests, or have the potential to cause damage to the firm's reputation. To this end, each Employee must act with integrity, honesty, dignity and in a highly ethical manner. Each Employee is also required to
                          comply with all applicable securities laws. Moreover, each
                          Employee must exercise reasonable care and professional
                          judgment to avoid engaging in actions that put the image of the firm or its reputation at risk. While it is not possible to anticipate all instances of potential conflict or unprofessional conduct, the standard is clear.

                          This Code of Ethics (the "Code") recognizes that our fiduciary obligation extends across all of our affiliates, satisfies our regulatory obligations and sets forth the policy regarding
                          Employee conduct in those situations in which conflicts with our clients' interests are most likely to develop. All Employees are subject to this Code and adherence to the Code is a basic condition of employment. If an Employee has any doubt as to the appropriateness of any activity, believes that he or she has violated the Code, or becomes aware of a violation of the Code by another Employee, he or she should consult the Code of
                          Ethics Manager, Chief Compliance Officer, General Counsel or
                          Chair of the Ethics Committee.

                          The Code reflects the requirements of United States law, Rule
                          17j-1 of the Investment Company Act of 1940, as amended on
                          August 31, 2004, and Rule 204A-1 under the Investment
                          Advisers Act of 1940. The term "Employee" for purposes of this
                          Code, includes all Partners and employees worldwide (including temporary personnel compensated directly by Wellington
                          Management and other temporary personnel to the extent that their tenure with Wellington Management exceeds 90 days).

                           Wellington Management Company, llp
                           Wellington Trust Company, na
                           Wellington Management International Ltd
                           Wellington International Management Company Pte Ltd Wellington Global Investment Management Ltd

                           Code of Ethics


        Ethical Considerations    Confidentiality is a cornerstone of
        Regarding Confidentiality Wellington Management's fiduciary obligation to its clients as well as
                                  an important part of the firm's
                                  culture.

                                  Use and Disclosure of Information
                                  Information acquired in connection
                                  with employment by the organization,
                                  including information regarding
                                  actual or contemplated investment
                                  decisions, portfolio composition,
                                  research, research recommendations,
                                  firm activities, or client interests,
                                  is confidential and may not be used
                                  in any way that might be contrary to,
                                  or in conflict with the interests of
                                  clients or the firm. Employees are
                                  reminded that certain clients have
                                  specifically required their
                                  relationship with our firm to be
                                  treated confidentially.

                                  Specific reference is made to the
                                  firm's Portfolio Holdings Disclosure
                                  Policy and Procedures, accessible on
                                  the Wellington Management intranet,
                                  which addresses the appropriate and
                                  authorized disclosure of a client's
                                  portfolio holdings.

                                  "Inside Information"

                                  Specific reference is made to the
                                  firm's Statement of Policy on the
                                  Receipt and Use of Material,
                                  Non-Public Information (i.e., "inside
                                  information"), accessible on the
                                  Wellington Management intranet, which
                                  applies to personal securities
                                  transactions as well as to client
                                  transactions.

        Ethical Considerations    Wellington Management requires that
        Regarding Open-End        an Employee engaging in mutual fund
        Mutual Fund Transactions  investments ensure that all
                                  investments in open-end mutual funds
                                  comply with the funds' rules
                                  regarding purchases, redemptions, and
                                  exchanges.

                                  Wellington Management has a fiduciary
                                  relationship with the mutual funds
                                  and variable insurance portfolios for
                                  which it serves as investment adviser
                                  or sub-adviser, including funds
                                  organized outside the US ("Wellington
                                  Managed Funds"). Accordingly, an
                                  Employee may not engage in any
                                  activity in Wellington Managed Funds
                                  that might be perceived as contrary
                                  to or in conflict with the interests
                                  of such funds or their shareholders.

                                  The Code's personal trading reporting
                                  requirements extend to transactions
                                  and holdings in Wellington Managed
                                  Funds (excluding money market funds).
                                  A complete list of the Wellington
                                  Managed Funds is available to
                                  Employees via the Wellington
                                  Management intranet. Please refer to
                                  "Reporting and Certification
                                  Requirements" for further details.

                           Wellington Management Company, llp
                           Wellington Trust Company, na
                           Wellington Management International Ltd
                           Wellington International Management Company Pte Ltd Wellington Global Investment Management Ltd

                           Code of Ethics


Policy on Personal        All Employees are required to clear their personal securities
Securities Transactions   transactions (as defined below) prior to execution, report their transactions and holdings periodically, and refrain from
                          transacting either in certain types of securities or during certain blackout periods as described in more detail in this section.

                          Employees should note that Wellington Management's policies and procedures with respect to personal securities transactions also apply to transactions by a spouse, domestic partner, child or other immediate family member residing in the same household as the Employee.

                          Covered Accounts

                          Definition of "Personal Securities Transactions"

                          A personal securities transaction is a transaction in which an
                          Employee has a beneficial interest.

                          Definition of "Beneficial Interest"

                          An Employee is considered to have a beneficial interest in any transaction in which the Employee has the opportunity to
                          directly or indirectly profit or share in the profit derived from the securities transacted. An Employee is presumed to have a beneficial interest in, and therefore an obligation to pre-clear and report, the following:

                          1

                          Securities owned by an Employee in his or her name.

                          2

                          Securities owned by an individual Employee indirectly through an account or investment vehicle for his or her benefit, such as an IRA, family trust or family partnership.

                          3

                          Securities owned in which the Employee has a joint ownership interest, such as property owned in a joint brokerage account.

                          4

                          Securities in which a member of the Employee's immediate
                          family (e.g., spouse, domestic partner, minor children and other dependent relatives) has a direct,

                           Wellington Management Company, llp
                           Wellington Trust Company, na
                           Wellington Management International Ltd
                           Wellington International Management Company Pte Ltd Wellington Global Investment Management Ltd

                           Code of Ethics

                          indirect or joint ownership interest if the immediate family member resides in the same household as the Employee.

                          5

                          Securities owned by trusts, private foundations or other charitable accounts for which the Employee has investment discretion (other than client accounts of the firm).

                          If an Employee believes that he or she does not have a beneficial interest in the securities listed above, the Employee should provide the Global Compliance Group (the "Compliance Group") with
                          satisfactory documentation that the Employee has no beneficial interest in the security and exercises no control over investment decisions made regarding the security (see "Exceptions" below).
                          Any question as to whether an Employee has a beneficial interest in a transaction, and therefore an obligation to pre-clear and report the transaction, should be directed to the Compliance Group.

                          Exceptions

                          If an Employee has a beneficial interest in an account which the
                          Employee feels should not be subject to the Code's pre-clearance and reporting requirements, the Employee should submit a written request for clarification or an exemption to the Global Compliance
                          Manager. The request should name the account, describe the nature of the Employee's interest in the account, the person or firm responsible for managing the account, and the basis upon which the exemption is being claimed. Requests will be considered on a case-by-case basis. An example of a situation where grounds for an exemption may be present is an account in which the Employee has no influence or control (e.g., the Employee has a
                          professionally managed account over which the Employee has given up discretion.

                          In all transactions involving such an account an Employee should, however, conform to the spirit of the Code and avoid any activity which might appear to conflict with the interests of the firm's clients, or with the Employee's position within Wellington
                          Management. In this regard, please refer to the "Ethical
                          Considerations Regarding Confidentiality" section of this Code.

                           Wellington Management Company, llp
                           Wellington Trust Company, na
                           Wellington Management International Ltd
                           Wellington International Management Company Pte Ltd Wellington Global Investment Management Ltd

                           Code of Ethics


                              Transactions Subject to Pre-Clearance and
                              Reporting "Covered Transactions"

                              All Employees must clear their personal
                              securities transactions prior to execution, except as specifically exempted in subsequent sections of the Code. Clearance for personal securities transactions for publicly traded securities will be in effect for 24 hours from the time of approval. Transactions in the following securities are "Covered Transactions" and therefore must be pre-cleared and reported:

                              .   bonds (including municipal bonds)

                              .   stock (including shares of closed-end
                                  funds and funds organized outside the US that have a structure similar to that of closed-end funds)

                              .   exchange-traded funds not listed on
                                  Appendix A

                              .   notes

                              .   convertibles

                              .   preferreds

                              .   ADRs

                              .   single stock futures

                              .   limited partnership and limited
                                  liability company interests (for
                                  example, hedge funds not sponsored by
                                  Wellington Management or an affiliate)

                              .   options on securities

                              . warrants, rights, etc., whether publicly traded or privately placed

                              See Appendix B for a summary of securities subject to pre-clearance and reporting, securities subject to reporting only, and securities exempt from pre-clearance and reporting.

                              Requesting Pre-Clearance

                              Pre-clearance for Covered Transactions must be obtained by submitting a request via the intranet-based Code of Ethics Compliance System ("COEC"). Approval must be obtained prior to placing the trade with a broker. An Employee is responsible for ensuring that the proposed transaction does not violate Wellington Management's policies or applicable securities laws and regulations by virtue of the Employee's responsibilities at Wellington Management or the information that he or she may possess about the securities or the issuer. The Compliance Group will maintain confidential records of all requests for approval. Covered Transactions offered through a participation in a private placement (including both securities and partnership interests) are

                           Wellington Management Company, llp
                           Wellington Trust Company, na
                           Wellington Management International Ltd
                           Wellington International Management Company Pte Ltd Wellington Global Investment Management Ltd

                           Code of Ethics

                          subject to special clearance by the Chief Compliance Officer or the General Counsel or their designees, and the clearance will remain in effect for a reasonable period thereafter, not to exceed
                          90 days (See, "Private Placements").

                          An Employee wishing to seek an exemption from the pre-
                          clearance requirement for a security or instrument not covered by an exception (see below) that has similar characteristics to an excepted security or transaction should submit a request in writing to the Global Compliance Manager.

                          Restrictions on Covered Transactions and Other Restrictions on
                          Personal Trading

                          Covered Transactions are restricted and will be denied pre-
                          clearance under the circumstances described below. Please note that the following restrictions on Covered Transactions apply equally to the Covered Transaction and to instruments related to the Covered Transaction. A related instrument is any security or instrument issued by the same entity as the issuer of the Covered
                          Transaction, including options, rights, warrants, preferred stock, bonds and other obligations of that issuer or instruments
                          otherwise convertible into securities of that issuer.

                          The restrictions and blackout periods prescribed below are designed to avoid conflict with our clients' interests. However, patterns of trading that meet the letter of the restrictions but are intended to circumvent the restrictions are also prohibited. It is expected that Employees will comply with the restrictions below in good faith and conduct their personal securities transactions in keeping with the intended purpose of this Code.

                          1

                          Blackout Periods

                          No Employee may engage in Covered Transactions involving
                          securities or instruments which the Employee knows are
                          actively contemplated for transactions on behalf of clients, even though no buy or sell orders have been placed. This restriction applies from the moment that an Employee has been informed in any fashion that any Portfolio Manager intends to purchase or sell a specific security or instrument. This is a particularly sensitive area and one in which each Employee must exercise caution to avoid actions which, to his or her knowledge, are in conflict or in competition with the interests of clients.

                           Wellington Management Company, llp
                           Wellington Trust Company, na
                           Wellington Management International Ltd
                           Wellington International Management Company Pte Ltd Wellington Global Investment Management Ltd

                           Code of Ethics


                                  Employee Blackout Periods

                                  An Employee will be denied
                                  pre-clearance for Covered
                                  Transactions that are:

                                  .   being bought or sold on behalf of
                                      clients until one trading day
                                      after such buying or selling is
                                      completed or canceled;

                                  .   the subject of a new or changed
                                      action recommendation from a
                                      research analyst until 10
                                      business days following the
                                      issuance of such recommendation;

                                  .   the subject of a re-issued but
                                      unchanged recommendation from a
                                      research analyst until 2 business
                                      days following re-issuance of the
                                      recommendation.

                                  Portfolio Manager Additional Blackout
                                  Period
                                  In addition to the above, an Employee
                                  who is a Portfolio Manager may not
                                  engage in a personal transaction
                                  involving any security for 7 calendar
                                  days prior to, and 7 calendar days
                                  following, a transaction in the same
                                  security for a client account managed
                                  by that Portfolio Manager without a
                                  special exemption. See "Exemptive
                                  Procedures for Personal Trading"
                                  below.

                                  Portfolio Managers include all
                                  designated portfolio managers and
                                  other investment professionals that
                                  have portfolio management
                                  responsibilities for client accounts
                                  or who have direct authority to make
                                  investment decisions to buy or sell
                                  securities, such as investment team
                                  members and analysts involved in
                                  Research Equity portfolios.

                                  2

                                  Short Term Trading
                                  No Employee may take a "short term
                                  trading" profit with respect to a
                                  Covered Transaction, which means a
                                  sale, closing of a short position or
                                  expiration of an option at a gain
                                  within 60 calendar days of its
                                  purchase (beginning on trade date
                                  plus one), without a special
                                  exemption. See "Exemptive Procedures
                                  for Personal Trading" on page 14. The
                                  60-day trading prohibition does not
                                  apply to transactions resulting in a
                                  loss.

                                  An Employee engaging in mutual fund
                                  investments must ensure that all
                                  investments and transactions in
                                  open-end mutual funds, including
                                  funds organized outside the US,
                                  comply with the funds' rules
                                  regarding purchases, redemptions, and
                                  exchanges.

                           Wellington Management Company, llp
                           Wellington Trust Company, na
                           Wellington Management International Ltd
                           Wellington International Management Company Pte Ltd Wellington Global Investment Management Ltd

                           Code of Ethics


                                  3

                                  Securities of Brokerage Firms

                                  An Employee engaged in Global Trading
                                  and an Employee with portfolio
                                  management responsibility for client
                                  accounts may not engage in personal
                                  transactions involving any equity or
                                  debt securities of any company whose
                                  primary business is that of a
                                  broker/dealer. A company is deemed to
                                  be in the primary business as a
                                  broker/dealer if it derives more than
                                  15 percent of its gross revenues from
                                  broker/dealer related activities.

                                  4

                                  Short Sales, Options and Margin
                                  Transactions
                                  The Code strongly discourages short
                                  sales, options and margin
                                  transactions. Subject to
                                  pre-clearance, an Employee may engage
                                  in short sales, options and margin
                                  transactions, however, an Employee
                                  engaging in such transactions should
                                  recognize the danger of being
                                  "frozen" or subject to a forced close
                                  out because of the general
                                  restrictions that apply to personal
                                  transactions as noted above. These
                                  types of activities are risky not
                                  only because of the nature of the
                                  transactions, but also because action
                                  necessary to close out a position may
                                  become prohibited under the Code
                                  while the position remains open. For
                                  example, you may not be able to close
                                  out short sales and transactions in
                                  derivatives. In specific cases of
                                  hardship, an exception may be granted
                                  by the Chief Compliance Officer or
                                  the General Counsel with respect to
                                  an otherwise "frozen" transaction.

                                  Particular attention should be paid
                                  to margin transactions. An Employee
                                  should understand that brokers of
                                  such transactions generally have the
                                  authority to automatically sell
                                  securities in the Employee's
                                  brokerage account to cover a margin
                                  call. Such sale transactions will be
                                  in violation of the Code unless they
                                  are pre-cleared. An Employee engaging
                                  in margin transactions should not
                                  expect that exceptions will be
                                  granted after the fact for these
                                  violations.

                                  5

                                  Derivatives
                                  Transactions in derivative
                                  instruments shall be restricted in
                                  the same manner as the underlying
                                  security. An Employee engaging in
                                  derivative transactions should also
                                  recognize the danger of being
                                  "frozen" or subject to a forced close
                                  out because of the general
                                  restrictions that apply to personal
                                  transactions as described in more
                                  detail in paragraph 4 above.

                           Wellington Management Company, llp
                           Wellington Trust Company, na
                           Wellington Management International Ltd
                           Wellington International Management Company Pte Ltd Wellington Global Investment Management Ltd

                           Code of Ethics


                                  6

                                  Initial Public Offerings ("IPOs")
                                  No Employee may engage in personal
                                  transactions involving the direct
                                  purchase of any security (debt or
                                  equity) in an IPO (including initial
                                  offerings of closed-end funds). This
                                  restriction also includes new issues
                                  resulting from spin-offs, municipal
                                  securities, and thrift conversions,
                                  although in limited cases the
                                  purchase of such securities in an
                                  offering may be approved by the Chief
                                  Compliance Officer or the General
                                  Counsel upon determining that
                                  approval would not violate any policy
                                  reflected in this Code. This
                                  restriction does not apply to initial
                                  offerings of open-end mutual funds,
                                  US government issues or money market
                                  instruments.

                                  7

                                  Private Placements

                                  An Employee may not purchase
                                  securities in a private placement
                                  transaction (including hedge funds
                                  that are not sponsored by Wellington
                                  Management or one of its affiliates)
                                  unless approval of the Chief
                                  Compliance Officer, the General
                                  Counsel or their respective designees
                                  has been obtained. This approval will
                                  be based upon a determination that
                                  the investment opportunity need not
                                  be reserved for clients, that the
                                  Employee is not being offered the
                                  investment opportunity due to his or
                                  her employment with Wellington
                                  Management, and other relevant
                                  factors on a case-by-case basis.

                                  8

                                  Exchange Traded Funds ("ETFs") and
                                  HOLDRs

                                  An Employee may not transact in
                                  HOLDRs.

                                  Transactions in exchange traded funds
                                  are permitted. However, transactions
                                  in exchange traded funds not listed
                                  on Appendix A are Covered
                                  Transactions that must be pre-cleared
                                  and reported. Transactions in
                                  exchange traded funds listed on
                                  Appendix A are not Covered
                                  Transactions and accordingly, are not
                                  subject to pre-clearance or reporting.

                                  Transactions Subject to Reporting
                                  Only (no need to Pre-clear)

                                  Pre-clearance is not required, but
                                  reporting is required for
                                  transactions in:

                                  1
                                  Open-end mutual funds and variable
                                  insurance products that are managed
                                  by Wellington Management or any of
                                  its affiliates, including funds
                                  organized outside the US that have a
                                  structure similar to that of open-end
                                  mutual funds,

                                    Page 12

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                           Wellington Management Company, llp
                           Wellington Trust Company, na
                           Wellington Management International Ltd
                           Wellington International Management Company Pte Ltd Wellington Global Investment Management Ltd

                           Code of Ethics

                                  if held outside of the Wellington
                                  Retirement and Pension Plan ("WRPP").
                                  A list of Wellington Managed Funds is
                                  available via the Wellington
                                  Management intranet.

                                  2

                                  Non-volitional transactions to
                                  include:

                                  .   automatic dividend reinvestment
                                      and stock purchase plan
                                      acquisitions;
                                  .   transactions that result from a
                                      corporate action applicable to
                                      all similar security holders
                                      (such as splits, tender offers,
                                      mergers, stock dividends, etc.).

                                  3

                                  Gift transactions to include:
                                  .   gifts of securities to an
                                      Employee if the Employee has no
                                      control of the timing;
                                  .   gifts of securities from an
                                      Employee to an individual so long
                                      as the recipient of the gift
                                      confirms in writing that the
                                      recipient has no present
                                      intention to sell the securities
                                      received from the Employee;
                                  .   gifts of securities from an
                                      Employee to a not-for-profit
                                      organization. For this purpose, a
                                      not-for-profit organization
                                      includes only those trusts and
                                      other entities exclusively for
                                      the benefit of one or more
                                      not-for-profit organizations and
                                      does not include so-called split
                                      interest trusts (no writing is
                                      required);
                                  .   gifts of securities from an
                                      Employee to other trusts or
                                      investment vehicles, including
                                      charitable lead trusts,
                                      charitable remainder trusts,
                                      family partnerships and family
                                      trusts, so long as the recipient
                                      of the gift confirms in writing
                                      that the recipient has no present
                                      intention to sell the securities
                                      received from the Employee.

                                  Even if the gift of a security from
                                  an Employee does not require
                                  pre-clearance under these rules, a
                                  subsequent sale of the security by
                                  the recipient of the gift must be
                                  pre-cleared and reported IF the
                                  Employee is deemed to have a
                                  beneficial interest in the security
                                  (for example, if the Employee has
                                  investment discretion over the
                                  recipient or the recipient is a
                                  family member living in the same
                                  house as the Employee).

                                  Transactions Exempt from
                                  Pre-Clearance and Reporting

                                  Pre-clearance and reporting is not
                                  required for transactions in:

                                  .   US government securities

                                  .   Exchange Traded Funds listed in
                                      Appendix A

                                    Page 13

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                           Wellington Management International Ltd
                           Wellington International Management Company Pte Ltd Wellington Global Investment Management Ltd

                           Code of Ethics


                                  .   money market instruments

                                  .   Collective Investment Funds
                                      sponsored by Wellington Trust
                                      Company, na ("trust company
                                      pools")

                                  .   hedge funds sponsored by
                                      Wellington Management or any of
                                      its affiliates

                                  .   broad-based stock index and US
                                      government securities futures and
                                      options on such futures

                                  .   commodities futures

                                  .   currency futures

                                  .   open-end mutual funds and
                                      variable insurance products,
                                      including funds organized outside
                                      the US with a structure similar
                                      to that of an open-end mutual
                                      fund, that are not managed by
                                      Wellington Management or any of
                                      its affiliates

        Exemptive Procedure
        For Personal Trading
                                  In cases of hardship, the Chief
                                  Compliance Officer, Global Compliance
                                  Manager, the General Counsel, or
                                  their respective designees can grant
                                  exemptions from the personal trading
                                  restrictions in this Code. The
                                  decision will be based on a
                                  determination that a hardship exists
                                  and the transaction for which an
                                  exemption is requested would not
                                  result in a conflict with our
                                  clients' interests or violate any
                                  other policy embodied in this Code.
                                  Other factors that may be considered
                                  include: the size and holding period
                                  of the Employee's position in the
                                  security, the market capitalization
                                  of the issuer, the liquidity of the
                                  security, the amount and timing of
                                  client trading in the same or a
                                  related security, and other relevant
                                  factors.

                                  Any Employee seeking an exemption
                                  should submit a written request to
                                  the Chief Compliance Officer, Global
                                  Compliance Manager or the General
                                  Counsel, setting forth the nature of
                                  the hardship along with any pertinent
                                  facts and reasons why the employee
                                  believes that the exemption should be
                                  granted. Employees are cautioned that
                                  exemptions are intended to be
                                  exceptions, and repetitive requests
                                  for exemptions by an Employee are not
                                  likely to be granted.

                                  Records of the approval of exemptions
                                  and the reasons for granting
                                  exemptions will be maintained by the
                                  Compliance Group.

        Reporting and
        Certification
        Requirements
                                  Records of personal securities
                                  transactions by Employees and their
                                  immediate family members will be
                                  maintained. All Employees are subject
                                  to the following reporting and
                                  certification requirements:

                                    Page 14

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                           Wellington Management Company, llp
                           Wellington Trust Company, na
                           Wellington Management International Ltd
                           Wellington International Management Company Pte Ltd Wellington Global Investment Management Ltd

                           Code of Ethics


                                  1

                                  Initial Holdings Report

                                  New Employees are required to file an
                                  Initial Holdings Report and a
                                  Disciplinary Action Disclosure form
                                  within ten (10) calendar days of
                                  joining the firm. New Employees must
                                  disclose all of their security
                                  holdings in Covered Transactions
                                  including private placement
                                  securities, and Wellington Managed
                                  Funds, at this time. New Employees
                                  are also required to disclose all of
                                  their brokerage accounts or other
                                  accounts holding Wellington Managed
                                  Funds (including IRA Accounts, 529
                                  Plans, custodial accounts and 401K
                                  Plans outside of WRPP) at that time,
                                  even if the only securities held in
                                  such accounts are mutual funds.
                                  Personal trading is prohibited until
                                  these reports are filed. The forms
                                  can be filed via the COEC that is
                                  accessible on the Wellington
                                  Management intranet.

                                  Please note that you do not need to
                                  report mutual funds or trust company
                                  pools held within the WRPP (this
                                  information will be obtained from the
                                  WRPP administrator); and you need not
                                  report Wellington Managed Funds that
                                  are money market funds.

                                  2

                                  Duplicate Brokerage Confirmations and
                                  Statements for Covered Transactions
                                  Employees may place securities
                                  transactions with the broker of their
                                  choosing. All Employees must require
                                  their securities brokers to send
                                  duplicate confirmations of their
                                  Covered Transactions and quarterly
                                  account statements to the Compliance
                                  Group. Brokerage firms are accustomed
                                  to providing this service.

                                  To arrange for the delivery of
                                  duplicate confirmations and quarterly
                                  statements, each Employee must
                                  complete a Duplicate Confirmation
                                  Request Form for each brokerage
                                  account that is used for personal
                                  securities transactions of the
                                  Employee and each account in which
                                  the Employee has a beneficial
                                  interest and return the form to the
                                  Compliance Group. The form can be
                                  obtained from the Compliance Group.
                                  The form must be completed and
                                  returned to the Compliance Group
                                  prior to any transactions being
                                  placed with the broker. The
                                  Compliance Group will process the
                                  request with the broker in order to
                                  assure delivery of the confirmations
                                  and quarterly statements directly to
                                  the Compliance Group and to preserve
                                  the confidentiality of this
                                  information. When possible, the
                                  duplicate confirmation requirement
                                  will be satisfied by electronic
                                  means. Employees should not send the
                                  completed forms to their brokers
                                  directly.

                                    Page 15

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                           Wellington Management Company, llp
                           Wellington Trust Company, na
                           Wellington Management International Ltd
                           Wellington International Management Company Pte Ltd Wellington Global Investment Management Ltd

                           Code of Ethics


                                  If under local market practice,
                                  brokers are not willing to deliver
                                  duplicate confirmations and/or
                                  quarterly statements to the
                                  Compliance Group, it is the
                                  Employee's responsibility to provide
                                  promptly the Compliance Group with a
                                  duplicate confirmation (either a
                                  photocopy or facsimile) for each
                                  trade and quarterly statement.

                                  3
                                  Duplicate Annual Statements for
                                  Wellington Managed Funds.

                                  Employees must provide duplicate
                                  Annual Statements to the Compliance
                                  Group with respect to their holdings
                                  in Wellington Managed Funds.

                                  4

                                  Quarterly Reporting of Transactions
                                  and Brokerage Accounts

                                  SEC rules require that a quarterly
                                  record of all personal securities
                                  transactions be submitted by each
                                  person subject to the Code's
                                  requirements within 30 calendar days
                                  after the end of each calendar
                                  quarter and that this record be
                                  available for inspection. To comply
                                  with these SEC rules, every Employee
                                  must file a quarterly personal
                                  securities transaction report
                                  electronically utilizing the COEC
                                  accessible to all Employees via the
                                  Wellington Management intranet by
                                  this deadline.

                                  At the end of each calendar quarter,
                                  Employees will be reminded of the SEC
                                  filing requirement. An Employee that
                                  fails to file within the SEC's 30
                                  calendar day deadline will, at a
                                  minimum, be prohibited from engaging
                                  in personal trading until the
                                  required filings are made and may
                                  give rise to other sanctions.

                                  Transactions during the quarter as
                                  periodically entered via the COEC by
                                  the Employee are displayed on the
                                  Employee's reporting screen and must
                                  be affirmed if they are accurate.
                                  Holdings not acquired through a
                                  broker and certain holdings that were
                                  not subject to pre-clearance (as
                                  described below) must also be entered
                                  by the Employee.

                                  All Employees are required to submit
                                  a quarterly report, even if there
                                  were no reportable transactions
                                  during the quarter. The quarterly
                                  report must include transaction
                                  information regarding:

                                    Page 16

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                           Wellington Management Company, llp
                           Wellington Trust Company, na
                           Wellington Management International Ltd
                           Wellington International Management Company Pte Ltd Wellington Global Investment Management Ltd

                           Code of Ethics


                                  .   all Covered Transactions (as
                                      defined on page 8);

                                  .   all Wellington Managed Funds (as
                                      defined on page 5);

                                  .   any new brokerage account
                                      established during the quarter
                                      including the name of the broker,
                                      dealer or bank and the date the
                                      account was established;

                                  .   non-volitional transactions (as
                                      described on page 13); and

                                  .   gift transactions (as described
                                      on page 13).

                                  Transactions in Wellington Managed
                                  Funds and non-volitional transactions
                                  must be reported even though
                                  pre-clearance is not required. For
                                  non-volitional transactions, the
                                  nature of the transaction must be
                                  clearly specified in the
                                  report. Non-volitional transactions
                                  include automatic dividend
                                  reinvestment and stock purchase plan
                                  acquisitions, gifts of securities to
                                  and from the Employee, and
                                  transactions that result from
                                  corporate actions applicable to all
                                  similar security holders (such as
                                  splits, tender offers, mergers, stock
                                  dividends).

                                  5

                                  Annual Holdings Report

                                  SEC Rules also require that each
                                  Employee file, on an annual basis, a
                                  schedule indicating their personal
                                  securities holdings as of December 31
                                  of each year by the following
                                  February 14/th/. SEC Rules require
                                  that this report include the title,
                                  number of shares and principal amount
                                  of each security held in an
                                  Employee's personal account and the
                                  accounts for which the Employee has a
                                  beneficial interest, and the name of
                                  any broker, dealer or bank with whom
                                  the Employee maintains an account.
                                  "Securities" for purposes of this
                                  report are Covered Transactions,
                                  Wellington Managed Funds and those
                                  that must be reported as indicated in
                                  the prior section.

                                  Employees are also required to
                                  disclose all of their brokerage
                                  accounts at this time, even if the
                                  only securities held in such accounts
                                  are mutual funds.

                                  6

                                  Quarterly Certifications

                                  As part of the quarterly reporting
                                  process on the COEC, Employees are
                                  required to confirm their compliance
                                  with the provisions of this Code of
                                  Ethics. In addition, each Employee is
                                  also required to identify any issuer
                                  for which the Employee owns more than
                                  0.5% of the outstanding securities.

                                    Page 17

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                           Wellington Management Company, llp
                           Wellington Trust Company, na
                           Wellington Management International Ltd
                           Wellington International Management Company Pte Ltd Wellington Global Investment Management Ltd

                           Code of Ethics


                                  7

                                  Annual Certifications

                                  As part of the annual reporting
                                  process on the COEC, each Employee is
                                  required to certify that:

                                  .   The Employee has read the Code
                                      and understands its terms and
                                      requirements;

                                  .   The Employee has complied with
                                      the Code during the course of his
                                      or her association with the firm;

                                  .   The Employee has disclosed and
                                      reported all personal securities
                                      transactions and brokerage
                                      accounts required to be disclosed
                                      or reported;

                                  .   The Employee will continue to
                                      comply with the Code in the
                                      future;

                                  .   The Employee will promptly report
                                      to the Compliance Group, the
                                      General Counsel, or the Chair of
                                      the Ethics Committee any
                                      violation or possible violation
                                      of the Code of which the Employee
                                      becomes aware; and

                                  .   The Employee understands that a
                                      violation of the Code may be
                                      grounds for disciplinary action
                                      or termination and may also be a
                                      violation of federal and/or state
                                      securities laws.

                                  8

                                  Review of Reports and Additional
                                  Requests

                                  All reports filed in accordance with
                                  this section will be maintained and
                                  kept confidential by the Compliance
                                  Group. Such reports will be reviewed
                                  by the Chief Compliance Officer or
                                  his/her designee. The firm may
                                  request other reports and
                                  certifications from Employees as may
                                  be deemed necessary to comply with
                                  applicable regulations and industry
                                  best practices.

        Gifts, Travel and         Occasionally, an Employee may be
        Entertainment             offered gifts or entertainment
        Opportunities, and        opportunities by clients, brokers,
        Sensitive Payments        vendors or other organizations with
                                  whom the firm transacts business. The
                                  giving and receiving of gifts and
                                  opportunities to travel and attend
                                  entertainment events from such
                                  sources are subject to the general
                                  principles outlined below and are
                                  permitted only under the
                                  circumstances specified in this
                                  section of the Code.

                                  1

                                  General Principles Applicable to
                                  Gifts, Travel and Entertainment
                                  Opportunities, and Sensitive Payments

                                    Page 18

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                           Wellington Management Company, llp
                           Wellington Trust Company, na
                           Wellington Management International Ltd
                           Wellington International Management Company Pte Ltd Wellington Global Investment Management Ltd

                           Code of Ethics


                                  .   An Employee cannot give or accept
                                      a gift or participate in an
                                      entertainment opportunity if the
                                      frequency and/or value of the
                                      gift or entertainment opportunity
                                      may be considered excessive or
                                      extravagant.
                                  .   An Employee cannot give or
                                      receive a gift, travel and
                                      entertainment opportunity or
                                      sensitive payment if, in doing
                                      so, it would create or appear to
                                      create a conflict with the
                                      interests of our clients or the
                                      firm, or have a detrimental
                                      impact on the firm's reputation.
                                  .   With regard to gifts and
                                      entertainment opportunities
                                      covered and permitted under the
                                      Code, under no circumstances is
                                      it acceptable for an Employee to
                                      resell a gift or ticket to an
                                      entertainment event.

                                  2

                                  Accepting Gifts

                                  The only gift (other than
                                  entertainment tickets) that may be
                                  accepted by an Employee is a gift of
                                  nominal value (i.e. a gift whose
                                  reasonable value is no more than
                                  $100) and promotional items (e.g.
                                  pens, mugs, t-shirts and other logo
                                  bearing items). Under no
                                  circumstances may an Employee accept
                                  a gift of cash, including a cash
                                  equivalent such as a gift
                                  certificate, bond, security or other
                                  items that may be readily converted
                                  to cash.

                                  Acceptance of a gift that is directed
                                  to Wellington Management as a firm
                                  should be cleared with the Employee's
                                  Business Manager. Such a gift, if
                                  approved, will be accepted on behalf
                                  of, and treated as the property of,
                                  the firm.

                                  If an Employee receives a gift that
                                  is prohibited under the Code, it must
                                  be declined or returned in order to
                                  protect the reputation and integrity
                                  of Wellington Management. Any
                                  question as to the appropriateness of
                                  any gift should be directed to the
                                  Chief Compliance Officer, the General
                                  Counsel or the Chair of the Ethics
                                  Committee.

                                  3

                                  Accepting Travel and Entertainment
                                  Opportunities and Tickets

                                  Wellington Management recognizes that
                                  occasional participation in
                                  entertainment opportunities with
                                  representatives from organizations
                                  with whom the firm transacts
                                  business, such as clients, brokers,
                                  vendors or other organizations, can
                                  be useful relationship building
                                  exercises. Examples of such
                                  entertainment opportunities are:
                                  lunches, dinners, cocktail parties,
                                  golf outings or regular season
                                  sporting events.

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                           Wellington Management Company, llp
                           Wellington Trust Company, na
                           Wellington Management International Ltd
                           Wellington International Management Company Pte Ltd Wellington Global Investment Management Ltd

                           Code of Ethics


                                  Accordingly, occasional participation
                                  by an Employee in such entertainment
                                  opportunities for legitimate business
                                  purposes is permitted provided that:

                                  .   a representative from the hosting
                                      organization attends the event
                                      with the Employee;

                                  .   the primary purpose of the event
                                      is to discuss business or build a
                                      business relationship;

                                  .   the Employee demonstrates high
                                      standards of personal behavior;

                                  .   participation complies with the
                                      following requirements for
                                      entertainment tickets, lodging,
                                      car and limousine services, and
                                      air travel.

                                  Entertainment Tickets
                                  An Employee occasionally may accept
                                  one ticket to an entertainment event
                                  only if the host will attend the
                                  event with the Employee and the face
                                  value of the ticket or entrance fee
                                  is $200 or less, not including the
                                  value of food that may be provided to
                                  the Employee before, during, or after
                                  the event. An Employee is required to
                                  obtain prior approval from his or her
                                  Business Manager before accepting any
                                  other entertainment opportunity.

                                  An Employee is strongly discouraged
                                  from participating in the following
                                  situations and may not participate
                                  unless prior approval from his/her
                                  Business Manager is obtained:
                                  .   the entertainment ticket has a
                                      face value above $200; if
                                      approved by a Business Manager,
                                      the Employee is required to
                                      reimburse the host for the full
                                      face value of the ticket;
                                  .   the Employee wants to accept more
                                      than one ticket; if approved by a
                                      Business Manager, the Employee is
                                      required to reimburse the host
                                      for the aggregate face value of
                                      the tickets regardless of each
                                      ticket's face value;
                                  .   the entertainment event is
                                      unusual or high profile (e.g., a
                                      major sporting event); if
                                      approved by a Business Manager,
                                      the Employee is required to
                                      reimburse the host for the full
                                      face value of the ticket
                                      regardless of what the face value
                                      might be;
                                  .   the host has extended an
                                      invitation to the entertainment
                                      event to numerous Employees.

                                  Business Managers must clear their
                                  own participation in the above
                                  situations with the Chief Compliance
                                  Officer or Chair of the Ethics
                                  Committee.

                           Wellington Management Company, llp
                           Wellington Trust Company, na
                           Wellington Management International Ltd
                           Wellington International Management Company Pte Ltd Wellington Global Investment Management Ltd

                           Code of Ethics


                                  Each Employee must familiarize
                                  himself/herself with, and adhere to,
                                  any additional policies and
                                  procedures regarding entertainment
                                  opportunities and tickets that may be
                                  enforced by his/her Business Manager.

                                  Lodging

                                  An Employee is not permitted to
                                  accept a gift of lodging in
                                  connection with any entertainment
                                  opportunity. Rather, an Employee must
                                  pay for his/her own lodging expense
                                  in connection with any entertainment
                                  opportunity. If an Employee
                                  participates in an entertainment
                                  opportunity for which lodging is
                                  arranged and paid for by the host,
                                  the Employee must reimburse the host
                                  for the equivalent cost of the
                                  lodging, as determined by Wellington
                                  Management's Travel Manager. It is
                                  the Employee's responsibility to
                                  ensure that the host accepts the
                                  reimbursement and whenever possible,
                                  arrange for reimbursement prior to
                                  attending the entertainment event.
                                  Lodging connected to an Employee's
                                  business travel will be paid for by
                                  Wellington.

                                  Car and Limousine Services

                                  An Employee must exercise reasonable
                                  judgment with respect to accepting
                                  rides in limousines and with car
                                  services. Except where circumstances
                                  warrant (e.g., where safety is a
                                  concern), an Employee is discouraged
                                  from accepting limousine and car
                                  services paid for by a host when the
                                  host is not present.

                                  Air Travel

                                  An Employee is not permitted to
                                  accept a gift of air travel in
                                  connection with any entertainment
                                  opportunity. Rather, an Employee must
                                  pay for his/her own air travel
                                  expense in connection with any
                                  entertainment opportunity. If an
                                  Employee participates in an
                                  entertainment opportunity for which
                                  air travel is arranged and paid for
                                  by the host, the Employee must
                                  reimburse the host for the equivalent
                                  cost of the air travel, as determined
                                  by Wellington Management's Travel
                                  Manager. It is the Employee's
                                  responsibility to ensure that the
                                  host accepts the reimbursement and
                                  whenever possible, arrange for
                                  reimbursement prior to attending the
                                  entertainment event. Use of private
                                  aircraft or charter flights arranged
                                  by the host for entertainment related
                                  travel is prohibited. Air travel that
                                  is connected to an Employee's
                                  business travel will be paid for by
                                  Wellington Management.

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                           Wellington Management Company, llp
                           Wellington Trust Company, na
                           Wellington Management International Ltd
                           Wellington International Management Company Pte Ltd Wellington Global Investment Management Ltd

                           Code of Ethics


                                  4

                                  Solicitation of Gifts, Contributions,
                                  or Sponsorships
                                  An Employee may not solicit gifts,
                                  entertainment tickets, gratuities,
                                  contributions (including charitable
                                  contributions), or sponsorships from
                                  brokers, vendors, clients or
                                  companies in which the firm invests
                                  or conducts research. Similarly, an
                                  Employee is prohibited from making
                                  such requests through Wellington
                                  Management's Trading Department or
                                  any other Wellington Management
                                  Department or employee (this
                                  prohibition does not extend to
                                  personal gifts or offers of Employee
                                  owned tickets between Employees).

                                  5

                                  Giving Gifts (other than
                                  Entertainment Opportunities)

                                  In appropriate circumstances, it may
                                  be acceptable for the firm or its
                                  Employees to extend gifts to clients
                                  or others who do business with
                                  Wellington Management. Gifts of cash
                                  (including cash equivalents such as
                                  gift certificates, bonds, securities
                                  or other items that may be readily
                                  converted to cash) or excessive or
                                  extravagant gifts, as measured by the
                                  total value or quantity of the
                                  gift(s), are prohibited. Gifts with a
                                  face value in excess of $100 must be
                                  cleared by the Employee's Business
                                  Manager.

                                  An Employee should be certain that
                                  the gift does not give rise to a
                                  conflict with client interests, or
                                  the appearance of a conflict, and
                                  that there is no reason to believe
                                  that the gift violates any applicable
                                  code of conduct of the recipient.
                                  Gifts are permitted only when made in
                                  accordance with applicable laws and
                                  regulations, and in accordance with
                                  generally accepted business practices
                                  in the various countries and
                                  jurisdictions where Wellington
                                  Management does business.

                                  6

                                  Giving Entertainment Opportunities
                                  An Employee is not permitted to
                                  source tickets to entertainment
                                  events from Wellington Management's
                                  Trading Department or any other
                                  Wellington Management Department or
                                  employee, brokers, vendors, or other
                                  organizations with whom the firm
                                  transacts business (this prohibition
                                  does not extend to personal gifts or
                                  offers of Employee owned tickets
                                  between Employees). Similarly, an
                                  Employee is prohibited from sourcing
                                  tickets on behalf of clients or
                                  prospects from ticket vendors.

                           Wellington Management Company, llp
                           Wellington Trust Company, na
                           Wellington Management International Ltd
                           Wellington International Management Company Pte Ltd Wellington Global Investment Management Ltd

                           Code of Ethics



                          Client events and entertainment organized, hosted and attended by one or more Wellington Management Employees are not
                          subject to this prohibition and are outside the scope of this Code.

                          7

                          Sensitive Payments

                          An Employee may not participate on behalf of the firm, a
                          subsidiary, or any client, directly or indirectly, in any of the following transactions:

                          . Use of the firm's name or funds to support political
                             candidates or issues, or elected or appointed government
                             officials;

                          . Payment or receipt of bribes, kickbacks, or payment or
                             receipt of any money in violation of any law applicable to the transaction;

                          . Payments to government officials or government
                             employees that are unlawful or otherwise not in accordance with regulatory rules and generally accepted business
                             practices of the governing jurisdiction.

                          An Employee making contributions or payments of any kind
                          may do so in his/her capacity as an individual, but may not use or in any way associate Wellington Management's name with
                          such contributions or payments (except as may be required
                          under applicable law). Employees should be mindful of these general principals when making donations to charities sponsored by clients.

                          8

                          Questions and Clarifications

                          Any question as to the appropriateness of gifts, travel and entertainment opportunities, or payments should be discussed with the Chief Compliance Officer, Global Compliance
                          Manager, the General Counsel, or the Chair of the Ethics
                          Committee.

Other Activities          Outside Activities

                          All outside business affiliations (e.g., directorships, officerships or trusteeships) of any kind or membership in investment
                          organizations (e.g., an investment club) must be approved by an
                          Employee's Business Manager and cleared by the Chief
                          Compliance Officer, the General Counsel or the Chair of the
                          Ethics Committee prior to the acceptance of such a position to ensure that such affiliations do not present a conflict with our clients' interests. New Employees are required to disclose all outside business affiliations to their Business Manager upon joining the firm. As a general matter, directorships in public companies or companies that may reasonably be expected to
                          become public

                           Wellington Management Company, llp
                           Wellington Trust Company, na
                           Wellington Management International Ltd
                           Wellington International Management Company Pte Ltd Wellington Global Investment Management Ltd

                           Code of Ethics


                                  companies will not be authorized
                                  because of the potential for
                                  conflicts that may impede our freedom
                                  to act in the best interests of
                                  clients. Service with charitable
                                  organizations generally will be
                                  authorized, subject to considerations
                                  related to time required during
                                  working hours, use of proprietary
                                  information and disclosure of
                                  potential conflicts of interest.
                                  Employees who engage in outside
                                  business and charitable activities
                                  are not acting in their capacity as
                                  employees of Wellington Management
                                  and may not use Wellington
                                  Management's name.

                                  Outside Employment
                                  Employees who are officers of the
                                  firm may not seek additional
                                  employment outside of Wellington
                                  Management without the prior written
                                  approval of the Human Resources
                                  Department. All new Employees are
                                  required to disclose any outside
                                  employment to the Human Resources
                                  Department upon joining the firm.

        Violations of the Code    Compliance with the Code is expected
        of Ethics                 and violations of its provisions are
                                  taken seriously. Employees must
                                  recognize that the Code is a
                                  condition of employment with the firm
                                  and a serious violation of the Code
                                  or related policies may result in
                                  dismissal. Since many provisions of
                                  the Code also reflect provisions of
                                  the US securities laws, Employees
                                  should be aware that violations could
                                  also lead to regulatory enforcement
                                  action resulting in suspension or
                                  expulsion from the securities
                                  business, fines and penalties, and
                                  imprisonment.

                                  The Compliance Group is responsible
                                  for monitoring compliance with the
                                  Code. Violations or potential
                                  violations of the Code will be
                                  considered by some combination of the
                                  Chief Compliance Officer, the General
                                  Counsel, the Chair of the Ethics
                                  Committee and the Vice Chair of the
                                  Ethics Committee, who will jointly
                                  decide if the violation or potential
                                  violation should be discussed with
                                  the Ethics Committee, the Employee's
                                  Business Manager, and/or the firm's
                                  senior management. Further, a
                                  violation or potential violation of
                                  the Code by an Associate or Partner
                                  of the firm will be discussed with
                                  the Managing Partners. Sanctions for
                                  a violation of the Code may be
                                  determined by the Ethics Committee,
                                  the Employee's Business Manager,
                                  senior management, or the Managing
                                  Partners depending on the Employee's
                                  position at the firm and the nature
                                  of the violation.

                                  Transactions that violate the Code's
                                  personal trading restrictions will
                                  presumptively be subject to being
                                  reversed and any profit realized from
                                  the position disgorged, unless the
                                  Employee establishes to the
                                  satisfaction of the

                           Wellington Management Company, llp
                           Wellington Trust Company, na
                           Wellington Management International Ltd
                           Wellington International Management Company Pte Ltd Wellington Global Investment Management Ltd

                           Code of Ethics


                                  Ethics Committee that under the
                                  particular circumstances disgorgement
                                  would be an unreasonable remedy for
                                  the violation. If disgorgement is
                                  required, the proceeds shall be paid
                                  to any client disadvantaged by the
                                  transaction, or to a charitable
                                  organization, as determined by the
                                  Ethics Committee.

                                  Violations of the Code's reporting
                                  and certification requirements will
                                  result in a suspension of personal
                                  trading privileges and may give rise
                                  to other sanctions.

        Further Information       Questions regarding interpretation of
                                  this Code or questions related to
                                  specific situations should be
                                  directed to the Chief Compliance
                                  Officer, the General Counsel or the
                                  Chair of the Ethics Committee.

                                  Revised: January 1, 2007

                                                                     Appendix A

Approved Exchange Traded Funds

(ETFs Approved for Personal Trading Without Pre-Clearance and Reporting Requirements)

             SYMBOL NAME
             ------ -----------------------------------------------
              RSP   Rydex S&P Equal Weighted Index
              DGT   streetTRACKS Dow Jones US Global Titan
              DSG   streetTRACKS Dow Jones US Small Cap Growth
              DSV   streetTRACKS Dow Jones US Small Cap Value
              ELG   streetTRACKS Dow Jones US Large Cap Growth
              ELV   streetTRACKS Dow Jones US Large Cap Value
              FFF   streetTRACKS FORTUNE 500 Index
              GLD   streetTRACKS Gold Shares
              LQD   iShares Goldman Sachs $ InvesTop Corporate Bond
              SHY   iShares Lehman 1-3 Year Treasury
              IEF   iShares Lehman 7-10 Year Treasury
              TLT   iShares Lehman 20+ Year Treasury
              TIP   iShares Lehman TIPs
              AGG   iShares Lehman Aggregate
              EFA   iShares MSCI EAFE
              EEM   iShares MSCI Emerging Markets
              NY    iShares NYSE 100
              NYC   iShares NYSE Composite
              IJH   iShares S&P MidCap 400 Index Fund
              IJJ   iShares S&P Midcap 400/BARRA Value
              IJK   iShares S&P Midcap 400/BARRA Growth
              IJR   iShares S&P SmallCap 600 Index Fund
              IJS   iShares S&P SmallCap 600/BARRA Value
              IJT   iShares S&P SmallCap 600/BARRA Growth
              IOO   iShares S&P Global 100
              OEF   iShares S&P 100 Index Fund
              ISI   iShares S&P 1500
              IVE   iShares S&P 500/BARRA Value Index Fund
              IVV   iShares S&P 500 Index Fund
              IVW   iShares S&P 500/BARRA Growth Index Fund
              IWB   iShares Russell 1000 Index Fund
              IWD   iShares Russell 1000 Value Index Fund
              IWF   iShares Russell 1000 Growth Index Fund
              IWM   iShares Russell 2000
              IWN   iShares Russell 2000 Value
              IWO   iShares Russell 2000 Growth
              IWP   iShares Russell Midcap Growth
              IWR   iShares Russell Midcap
              IWS   iShares Russell Midcap Value
              IWV   iShares Russell 3000 Index Fund
              IWW   iShares Russell 3000 Value
              IWZ   iShares Russell 3000 Growth
              IYY   iShares Dow Jones U.S. Total Market Index Fund
              JKD   iShares Morningstar Large Core
              JKE   iShares Morningstar Large Growth

                                                                     Appendix A

Approved Exchange Traded Funds

(ETFs Approved for Personal Trading Without Pre-Clearance and Reporting Requirements)

                   SYMBOL NAME
                   ------ ----------------------------------
                    JKF   iShares Morningstar Large Value
                    JKG   iShares Morningstar Mid Core
                    JKH   iShares Morningstar Mid Growth
                    JKI   iShares Morningstar Mid Value
                    JKJ   iShares Morningstar Small Core
                    JKK   iShares Morningstar Small Growth
                    JKL   iShares Morningstar Small Value
                    VB    Vanguard Small Cap VIPERs
                    VBK   Vanguard Small Cap Growth VIPERs
                    VBR   Vanguard Small Cap Value VIPERs
                    VO    Vanguard MidCap VIPERs
                    VTI   Vanguard Total Stock Market VIPERs
                    VTV   Vanguard Value VIPERs
                    VUG   Vanguard Growth VIPERs
                    VXF   Vanguard Extended Market VIPERs
                    VV    Vanguard Large Cap VIPERs

This appendix may be amended at the discretion of the Ethics Committee.

Dated January 1, 2006

Personal Securities
Transactions                   Appendix B

You Must Pre-Clear and Report the Following Transactions:

Bonds (Including Government Agency Bonds, but excluding Direct Obligations of the U.S. Government)

Municipal Bonds

Stock

Closed-end Funds

Exchange Traded Funds not listed in Appendix A*

Notes

Convertible Securities

Preferred Securities

ADRs

Single Stock Futures

Limited Partnership Interests (including hedge funds not managed by WMC)

Limited Liability Company Interests (including hedge funds not managed by WMC)

Options on Securities

Warrants

Rights

You Must Report (but Not Pre-clear) the Following Transactions:

Automatic Dividend Reinvestment

Stock Purchase Plan Acquisitions

Corporate Actions (splits, tender offers, mergers, stock dividends, etc.)

Open-end Mutual Funds (other than money market funds) and variable insurance products advised or sub-advised by

WMC, including offshore funds ("Wellington Managed Funds")

Transactions in the following ETFs: DIA, QQQQ, SPY, MDY*

Gifts of securities to you over which you did not control the timing

Gifts of securities from you to a not-for-profit organization, including a private foundation and donor advised fund

Gifts of securities from you to an individual or donee other than a not-for-profit if the individual or donee represents that he/she has no present intention of selling the security

You Do Not Need to Pre-clear or Report the Following Transactions:

Open-end Mutual Funds not managed by WMC

Offshore Funds not managed by WMC

Variable Insurance Products not managed by WMC

ETFs listed on Appendix A

Direct Obligations of the U.S. Government (including obligations issued by GNMA & PEFCO)

Money Market Instruments

Wellington Trust Company Pools

Wellington Sponsored Hedge Funds

Broad based Stock Index Futures and Options

Securities Futures and Options on Direct Obligations of the U.S. Government

Commodities Futures

Foreign Currency Transactions

Prohibited Transactions:

HOLDRS

Initial Public Offerings ("IPOs")

* Effective January 1, 2006 DIA, QQQQ, SPY and MDY are not on Appendix A. The Chief Compliance Officer and the General Counsel have granted an exemption to the pre-clearance requirement for these ETFs, but transactions in these ETFs need to be reported as part of your quarterly reporting.

This appendix may be amended at the discretion of the Ethics Committee

Dated February 17, 2006

                      Gifts and Entertainment   Appendix C

                                  Permitted                Restrictions
                           ------------------------  ------------------------
 Accepting an Individual   Gifts with a value of     Gifts of cash, gift
 Gift                      $100 or less are          certificates or other
                           generally permitted.      item readily convertible
                                                     to cash cannot be
                                                     accepted. Gifts valued
                                                     at over $100 cannot be
                                                     accepted.
 Accepting a Firm Gift                               Employee's Business
                                                     Manager must approve
                                                     prior to accepting.
 Accepting Entertainment   Permissible only if       Discouraged from
 Opportunities and Tickets participation is          accepting ticket or
                           occasional, host is       entrance fee with face
                           present, event has a      value over $200, more
                           legitimate business       than one ticket, ticket
                           purpose, ticket or        to high profile or
                           entrance fee has face     unusual event, or event
                           value of $200 or less,    where numerous
                           event is not unusual or   Wellington Employees are
                           high profile or could     invited. Business
                           not be deemed excessive.  Manager approval
                                                     required for above
                                                     situations and Employee
                                                     must pay for ticket.
 Accepting Lodging         Employee cannot accept    Employee must pay cost
                           gift of lodging           of lodging in connection
                                                     with any entertainment
                                                     opportunity.
 Accepting Car/Limo        Exercise reasonable       Discouraged from
 Service                   judgment and host must    accepting when host is
                           be present.               not present unless
                                                     safety is a concern
 Accepting Air Travel-     Employee cannot accept    Employee must pay air
 Commercial                gift of air travel        travel expenses in
                                                     connection with any
                                                     entertainment
                                                     opportunity.
 Accepting Air Travel -    Employee cannot accept    Employee cannot accept
 Private                   gift of private air       gift of private air
                           travel.                   travel.
 Giving Gifts              Gifts to clients valued   Gifts valued at over
                           at $100 or less are       $100 require approval of
                           acceptable provided gift  employee's Business
                           is not cash or cash       Manager.
                           equivalent.
 Giving Entertainment                                Employees cannot source
 Opportunities                                       tickets on behalf of
                                                     clients from other
                                                     employees or from ticket
                                                     vendors.